UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendments to Special Bonus Arrangements

In July 2025, Purple Innovation, Inc. (the “Company”) entered into amendments (together, the “Amendments”) to each of the previously adopted special bonus arrangements (the “Bonus Agreements”) that provided for special recognition bonuses (each, an “SRB” and together, the “SRBs”) to Robert DeMartini, Todd Vogensen, and Eric Haynor (together, the “NEOs”). The Company entered into the Amendment with Mr. DeMartini on July 23, 2025, and entered into the Amendments with Mr. Vogensen and Mr. Haynor on July 24, 2025.

Under the Bonus Agreements, payments owed to the NEOs are currently due in August 2025 (the “August 2025 Amounts”). Pursuant to the Amendments, the August 2025 Amounts shall be paid in two installments, with 35% due in August 2025 and 65% due in January 2026, subject to the continued service of each NEO through such dates.

As consideration to the NEOs for entering into the Amendments, each NEO will also receive an additional amount equal to 15% of the payment due in January 2026, with such additional amount also payable in January 2026. Pursuant to the Amendments, each NEO must remain continuously employed by the Company through the earlier of January 1, 2026 or a “change in control” of the Company (as defined in the Amendment) in order to receive the total amount payable in January 2026 under the Amendments.

Pursuant to the Amendment between Mr. DeMartini and the Company, upon the earlier of January 1, 2026 or a “change in control” of the Company (as defined in the Amendment), Mr. DeMartini will not be required to repay the full amount of his SRB if his employment is terminated prior to June 30, 2026.

The foregoing summary of the Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendments, which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this report and are incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Agreement dated July 23, 2025, between Purple Innovation, Inc. and Robert DeMartini
10.2	Agreement dated July 24, 2025, between Purple Innovation, Inc. and Todd Vogensen
10.3	Agreement dated July 24, 2025, between Purple Innovation, Inc. and Eric Haynor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2025	PURPLE INNOVATION, INC.

	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer

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